UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported: July 10, 2006)

                      COMMODORE APPLIED TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)



        DELAWARE                         1-11871               11-3312952
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    (State or other                    (Commission          (I.R.S. Employer
      jurisdiction                     File Number)        Identification No.)
   of incorporation)

150 East 58th Street, Suite 3238                            10155
New York, New York
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     (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:  (212) 308-5800

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          (Former Name or Former Address, if Changed Since Last Report)

                           CURRENT REPORT ON FORM 8-K

                      COMMODORE APPLIED TECHNOLOGIES, INC.

                                  July 11, 2006



ITEM 7.01  REGULATION FD DISCLOSURE

         On July 10, 2006, Commodore Applied Technologies, Inc. (the "Company") issued a press release announcing that it wholly owned subsidiary, Commodore Advanced Sciences, Inc., has initiated field work on the Core Hole 8 project under the environmental data acquisition and management contract in Oak Ridge, TN. The Core Hole 8 project work order is estimated at $800,000.

         A copy of the press release is furnished as Exhibit 99.1.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

         99.1     Press Release dated July 10, 2006.


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         The information contained in this report is being furnished pursuant to
Item 7.01, Regulation FD Disclosure, and Item 9.01, Financial Statements and Exhibits.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            COMMODORE APPLIED TECHNOLOGIES, INC.


Date:  July 11, 2006                    By:      /s/ James M. DeAngelis
                                                 -------------------------
                                                 James M. DeAngelis
                                                 Senior Vice President and
                                                 Chief Financial Officer

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



                                  EXHIBIT INDEX


         Exhibit No.

            99.1 Press Release dated July 10, 2006 issued by Commodore Applied Technologies, Inc.




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